UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2019
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2019, Telenav, Inc. (the “Company”) held its Annual Meeting of Stockholders for its fiscal year ended June 30, 2019 (the "Annual Meeting"). At the Annual Meeting, there were represented, either in person or by proxy, 37,244,110 shares of the Company’s common stock (“Common Stock”), or 76.68% of a total of 48,566,035 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  The Company’s stockholders voted on the following two proposals presented at the Annual Meeting, casting their votes as follows:
Proposal No. 1 - Election of Directors

Samuel Chen and Wes Cummins were elected by the following votes as Class I directors to hold office until the 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Samuel Chen	30,546,837	901,430	5,795,843
Wes Cummins	30,874,429	573,838	5,795,843

Proposal No. 2 - Approval of 2019 Equity Incentive Plan and its Material Terms

The Company’s stockholders approved the Company’s 2019 Equity Incentive Plan and its material terms by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,626,993	3,811,966	9,308	5,795,843

Proposal No. 3 - Approval of 2019 Employee Stock Purchase Plan and its Material Terms

The Company’s stockholders approved the Company’s 2019 Employee Stock Purchase Plan and its material terms by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,272,335	143,721	32,211	5,795,843

Proposal No. 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified by the following votes the appointment of Grant Thornton, LLP to serve as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,104,323	81,992	57,795	0

Proposal No. 5 - Approval of Non-binding Advisory Resolution Regarding Executive Compensation

The Company’s stockholders approved the Company’s non-binding advisory resolution regarding the Company’s executive compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,840,297	2,567,924	40,046	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: November 20, 2019	By: /s/ Steve Debenham
Name: Steve Debenham
Title: Vice President, General Counsel & Secretary